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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 15, 2003

                      IBF VI - SECURED LENDING CORPORATION
                -----------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)
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

        Delaware                     333-71091                       52-2139510
        --------                     ---------                       ----------
(State of Incorporation)       (Commission File No.)      (IRS Employer Identification No.)
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                          1733 Connecticut Avenue, N.W.
                               Washing, D.C. 20009
          (Address of principal executive offices, including zip code)

                                 (202) 588-7500
              (Registrant's telephone number, including area code)



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Item 3.  Bankruptcy or Receivership

                  The Company, together with certain affiliated entities, filed for protection under Chapter 11 of the United States bankruptcy Code in the United States Bankruptcy court for the Southern District of New York on June 7, 2002. After the bankruptcy filing, the United States Securities and Exchange Commission filed suit against the Company, certain affiliated entities and Mr. Simon A. Hershon on July 23, 2002 in the United States District Court for the Southern District of New York (the "District Court") alleging, among other things, that the Company was operating unlawfully as an unregistered investment company in violation of the Investment Company Act of 1940, as amended, and that all securities offered by the Company were unlawful. On September 9, 2002, the Commission filed a motion for partial summary judgment on the alleged violations of the Investment Company Act and sought the imposition of a trustee. On December 5, 2002, the District Court issued an order granting the Commission's motion and, among other things, appointed Arthur J. Steinberg as trustee for the Company and certain related entities.

Item 5.  Other Events and Regulation FD Disclosure.

                  In light of the Company's voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code and the Commission's investigation and complaint, including the appointment of Arthur J. Steinberg as trustee, the Company has determined to file reports on Form 8-K in lieu of its quarterly reports on Form 10-Q and annual report on Form 10-K. The Company cannot reliably predict when or if it will resume filing periodic reports required under the Securities Exchange Act of 1934.

                  The Company is including in this filing its audited 2002 annual financial statements. The Company expects to submit these financial statements to the Bankruptcy Court in the near future.

                           FORWARD-LOOKING STATEMENTS

                  THIS FORM 8-K, INCLUDING THE EXHIBITS ATTACHED HERETO, CONTAINS STATEMENTS THAT ARE FORWARD LOOKING WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. INVESTORS ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND THAT ACTUAL RESULTS COULD DIFFER MATERIALLY AS A RESULT OF KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES, INCLUDING VARIOUS REGULATORY ISSUES AND COMMISSION ACTIONS, THE OUTCOME OF THE COMPANY'S CHAPTER 11 PROCESS, GENERAL ECONOMIC CONDITIONS, FUTURE TRENDS AND OTHER RISKS AND UNCERTAINTIES AND FACTORS DISCLOSED IN THE COMPANY'S MOST RECENT REPORTS ON FORMS 10-KSB, 10-QSB AND 8-K FILED WITH THE COMMISSION.

Item 7.  Financial Statements and Exhibits.

                  (c)  Exhibits

                                        2

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       Exhibit No.      Description
       -----------      -----------

        99.1 Audited Annual Financial Statements of the Company for 2002.


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      IBF VI - SECURED LENDING CORPORATION



                                      /s/ Steven M. Salzman
                                      -----------------------
                                          Steven M. Salzman

Dated: April 15, 2003

                                        3

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                                  EXHIBIT INDEX

       Exhibit          Description
       -------          -----------

        99.1 Audited Annual Financial Statement of the Company for 2002